                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-effective Amendment No. 1 to the Registration Statement of Separate Account VA-K Allmerica Advantage Variable Annuity and ExecAnnuity Plus Variable Annuity of First Allmerica Financial Life Insurance Company on Form N-4 of our report dated February 2, 1999, except for paragraph 2 of Note 18 and Note 20, which are as of March 19, 1999 and April 1, 1999, respectively, relating to the financial statement of First Allmerica Financial Life Insurance Company, and our report dated March 26, 1999, relating to the financial statements of Separate Account VA-K Allmerica Advantage Variable Annuity and ExecAnnuity Plus Variable Annuity of First Allmerica Financial Life Insurance Company, both of which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 1999